LifeHealthCare, Inc. 10-K for September 30, 2009

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Annual Report of LifeHealthCare, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin C. Licht,  Executive Vice-President of the Company, certify, pursuant to 18 U.S.C. §1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

By:	/s/ Martin C. Licht
Martin C. Licht
Executive Vice-President (Executive Officer)

Date: January 13, 2010